UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4244

SOUND SHORE FUND, INC.

3435 Stelzer Road Columbus, OH 43219 (800) 754-8758

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 - June 30, 2009

Item 1.	Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 (800) 551-1980

June 30, 2009

Dear Shareholder:

The Sound Shore Fund ended June 30, 2009 with a return of 6.99% year-to-date, well ahead of the Standard & Poor’s 500 Index (S&P 500) and the Dow Jones Industrial Average (Dow Jones) returns of 3.16% and -2.01%, respectively. The second quarter total return of 15.57% nearly matched that of the S&P 500, which returned 15.93%, and bested the Dow Jones, which returned 11.96%. The Fund ended the quarter with a net asset value of $24.20 per share, following a quarter-end distribution of $0.151104.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended June 30, 2009 were -25.27%, -0.69%, 2.40%, and 8.47%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

It has been widely reported that the S&P 500’s second quarter advance marked its best quarterly gain since 1999 as fear of financial Armageddon subsided. During the period our results were led by a diverse group of strong performing issues, each of which has improved their market position and enhanced their earning power. Specifically, these included: global power producer AES Corp., which has been growing earnings with its existing facilities and projects which are fully financed; Credit Suisse Group, whose global private and investment banks have gained profitable share in wealth management and prime services; Time Warner Inc., where management has restructured to better focus on its core strengths in growing cable and movie content highlighted by the new Harry Potter release; oil and gas producer Devon Energy Corp. that continued to add output and reserves while reducing unit costs; and, electronics manufacturer Flextronics International, which has solidified its low cost position through a restructured global manufacturing footprint.

We held a few stocks partially offsetting these strong performers. For example, Chubb was the biggest detractor, with a decline of -5.8%, as pricing gains for property and casualty insurance were slower than expected. Chubb remains a full position as its shares are valued at 8 times 2010 earnings per share, and the company, much like our outperformers this quarter, has emerged as a winner with its dominant high-end personal lines business, aided by its strong balance sheet. Wal-Mart was also modestly lower despite continued gain in retail market share and being attractively valued at 13 times consensus estimates of its next 12 months earnings.

The Wall Street Journal reported recently that high-frequency trading, where the average holding period can be a matter of minutes or even seconds, now accounts for “more than 73% of stock-trading volume in the US this year.” In contrast, Sound Shore continues to invest with a 1 to 3 year time horizon in attractively priced businesses which we believe can prosper even if the economic environment should remain challenging. Our disciplined, fundamental value process has remained unchanged since our founding in 1978.

Thank you for your continued investment alongside us in the Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulation Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 6/30/09:    AES Corporation: 3.19%; Chubb Corporation: 2.86%; Credit Suisse Group: 2.35%; Devon Energy Corporation: 2.33%; Flextronics International, Ltd.: 2.10%; Time Warner, Inc.: 2.78%; and Wal-Mart Stores, Inc.: 2.70%.

The Fund may invest in medium-sized companies, which involves greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The views in this letter were those of the Fund managers as of 6/30/09 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS

JUNE 30, 2009 (Unaudited)

	Share Amount	Market Value
Common Stock (94.6%)
Consumer Discretionary (7.9%)
Comcast Corp., Class A	3,237,400	$46,909,926
Time Warner, Inc.	1,961,700	49,415,223
Washington Post Co., Class B	122,906	43,285,035

		139,610,184

Consumer Staples (12.6%)
Kimberly-Clark Corp.	921,700	48,324,731
Safeway, Inc.	1,298,100	26,442,297
The Coca-Cola Co.	1,184,900	56,863,351
Unilever NV NY	1,874,900	45,335,082
Wal-Mart Stores, Inc.	990,500	47,979,820

		224,945,281

Diversified Financials (8.5%)
Credit Suisse Group AG ADR	913,100	41,756,063
Invesco, Ltd.	2,303,800	41,053,716
Morgan Stanley	1,262,000	35,979,620
The Charles Schwab Corp.	1,852,400	32,491,096

		151,280,495

Energy (12.7%)
ConocoPhillips	1,065,400	44,810,724
Devon Energy Corp.	759,600	41,398,200
El Paso Corp.	3,548,600	32,753,578
Hess Corp.	770,300	41,403,625
Schlumberger, Ltd.	791,900	42,849,709
Spectra Energy Corp.	1,360,300	23,016,276

		226,232,112

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

JUNE 30, 2009 (Unaudited)

	Share Amount	Market Value
Health Care (11.2%)
Aetna, Inc.	1,887,400	$47,279,370
Baxter International, Inc.	729,400	38,629,024
Boston Scientific Corp. †	5,642,800	57,217,992
Cardinal Health, Inc.	1,244,400	38,016,420
UnitedHealth Group, Inc.	712,300	17,793,254

		198,936,060

Industrials (2.0%)
Southwest Airlines Co.	5,335,800	35,909,934

Insurance (13.4%)
AON Corp.	1,159,500	43,910,265
Berkshire Hathaway, Inc., Class A †	604	54,360,000
Chubb Corp.	1,276,400	50,902,832
Marsh & McLennan Cos., Inc.	2,493,600	50,196,168
The Progressive Corp. †	2,597,400	39,246,714

		238,615,979

Pharmaceuticals (8.9%)
Abbott Laboratories	1,058,300	49,782,432
Novartis AG ADR	1,174,900	47,924,171
Pfizer, Inc.	4,049,900	60,748,500

		158,455,103

Technology (11.7%)
Citrix Systems, Inc. †	498,000	15,881,220
Flextronics International, Ltd. †	9,084,400	37,336,884
Intuit, Inc. †	1,257,000	35,397,120
Symantec Corp. †	2,853,000	44,392,680
Texas Instruments, Inc.	2,489,300	53,022,090
Visa, Inc., Class A	353,300	21,996,458

		208,026,452

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

JUNE 30, 2009 (Unaudited)

	Share Amount	Market Value
Utilities (5.7%)
AES Corp. †	4,885,500	$56,720,655
Exelon Corp.	866,100	44,352,981

		101,073,636

Total Common Stock (cost $1,736,669,656)		$1,683,085,236

Short-Term Investments (6.0%)
Money Market Fund (4.0%)
CitiFunds Institutional U.S. Treasury Reserves, 0.10% (cost $71,536,901) (a)	71,536,901	71,536,901

	Principal
U.S. Treasury Obligations (2.0%)
U.S. Treasury Bill, 0.15% (a)	20,000,000	19,998,660
U.S. Treasury Bill, 0.17% (a)	15,000,000	14,996,865

Total U.S. Treasury Obligations (cost $34,994,309)		34,995,525

Total Short-Term Investments (cost $106,531,210)		$106,532,426

Total Investments (100.6%) (cost $1,843,200,866) *		$1,789,617,662
Other Assets less Liabilities (-0.6%)		(11,219,276)

Net Assets (100.0%) (shares outstanding 73,481,935)		$1,778,398,386

Net Asset Value (offering and redemption price per share)		$24.20

(a)	Represents current yield as of 6/30/09.
†	Non-income producing security.
ADR	— American Depositary Receipt.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$99,891,161
Gross Unrealized Depreciation	(153,474,365)

Net Unrealized Depreciation	$(53,583,204)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Concluded)

JUNE 30, 2009 (Unaudited)

AT JUNE 30, 2009 NET ASSETS CONSISTED OF:
Par Value (100,000,000 shares authorized)	$73,482
Paid in Capital	2,355,191,918
Distributions in Excess of Net Investment Income	(47,885)
Accumulated Net Realized Gain (Loss) on Investments	(523,235,925)
Unrealized Appreciation (Depreciation) on Investments	(53,583,204)

NET ASSETS	$1,778,398,386

PORTFOLIO HOLDINGS % of Net Assets
Consumer Discretionary	7.9%
Consumer Staples	12.6%
Diversified Financials	8.5%
Energy	12.7%
Health Care	11.2%
Industrials	2.0%
Insurance	13.4%
Pharmaceuticals	8.9%
Technology	11.7%
Utilities	5.7%
Short-Term Investments	6.0%
Other Assets less Liabilities	(0.6)%

100.0%

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $200,825)	$18,399,027
Interest	19,002

Total Income	18,418,029

Expenses:
Advisory fee (Note 3)	5,978,746
Administrator fee	242,869
Transfer Agency fee	801,669
Custodian fee	84,005
Accountant fee	3,142
Professional fees	79,594
Directors’ fees and expenses (Note 3)	39,542
Compliance services fees (Note 3)	71,352
Miscellaneous	133,698

Total Expenses	7,434,617

Net Investment Income	10,983,412

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold	(188,673,309)
Net change in unrealized appreciation (depreciation) on investments	290,601,302

Net realized and unrealized gain (loss) on investments	101,927,993

Net increase in net assets from operations	$112,911,405

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
Operations:
Net investment income	$10,983,412	$18,228,394
Net realized gain (loss) on investments sold	(188,673,309)	(334,562,616)
Net change in unrealized appreciation (depreciation) on investments	290,601,302	(628,956,507)

Increase (decrease) in net assets from operations	112,911,405	(945,290,729)

Dividends to shareholders from net investment income	(11,031,297)	(18,329,460)

Capital share transactions (Note 6)	51,844,289	(142,633,646)

Total increase (decrease)	153,724,397	(1,106,253,835)
Net Assets:
Beginning of the year	1,624,673,989	2,730,927,824

End of the year (Including line (A))	$1,778,398,386	$1,624,673,989

(A) Distributions in excess of net investment income	$(47,885)	$—

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund’s investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund’s Board of Directors (the “Board”). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”) and FASB Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), on January 1, 2008 and June 30, 2009, respectively. There was no impact to the Fund’s net assets or results of operations upon adoption; however, these accounting standards do require additional disclosures.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

Valuation Inputs	Common Stock	Short-Term Investments	Total Investments in Securities
Level 1	1,683,085,236	71,536,901	$1,754,622,137
Level 2	—	34,995,525	34,995,525
Level 3	—	—	—

Total Investments	1,683,085,236	106,532,426	$1,789,617,662

FSP FAS 157-4 requires the disclosure of valuation inputs by major category of investment type, such as equity securities and U.S. government obligations. Additionally, equity securities are required to be segregated by industry type, company size or investment objective.

At June 30, 2009, short-term U.S. Treasury obligations were included in Level 2 and all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Statement of Net Assets to view equity securities segregated by industry type.

b)  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

c)  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d)  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The Fund complies with FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable, including the recognition of any related interest and penalties as an operating expense.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements - In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund adopted SFAS 161 in the current reporting period. There was no impact to the Fund’s financial statements upon adoption.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Fees due to the Adviser in the amount of $1,093,368 were payable at June 30, 2009.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Chief Compliance Officer, Treasurer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions (“Compliance Services”). Neither the Distributor, FCS, or their employees that serve as officers of the Fund have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

Compliance Services fees due to FCS in the amount of $15,559 were payable at June 30, 2009.

The Fund pays each director who is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Act (“Independent Director”) $5,000 per year, payable quarterly, plus $5,000 for each regularly scheduled Board meeting attended in person and $2,000 for each such Board meeting attended by telephone. The Independent Directors are also paid $1,000 to attend special telephone Board meetings which are called when necessary.

Director fees due in the amount of $15,745 were payable at June 30, 2009.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended June 30, 2009 aggregated $807,064,337 and $766,851,296, respectively. Securities sold and purchased in the amount of $11,362,288 and $26,274,660, respectively, were receivable/payable at June 30, 2009.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Concluded)

5.    Federal Income Tax and Investment Transactions

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Capital and Other Losses	$(310,321,821)
Net Unrealized Depreciation	$(368,425,301)

For the year ended December 31, 2008 the Fund had a capital loss carryforward in the amount of $310,321,821 which expires in 2016.

6.    Capital Stock

As of June 30, 2009, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,355,191,918. Capital shares redeemed in the amount of $1,283,631 were payable at June 30, 2009. Capital shares sold in the amount of $3,830,767 were receivable by the Fund at June 30, 2009. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Sale of shares	9,451,655	$209,197,099	19,215,389	$562,282,350
Reinvestment of dividends	442,295	10,707,949	660,025	17,826,107
Redemption of shares	(7,787,581)	(168,060,759)	(25,043,355)	(722,742,103)

Net increase (decrease) from capital transactions	2,106,369	$51,844,289	(5,167,941)	$(142,633,646)

Of the 73,481,935 shares outstanding as of June 30, 2009, the Employees’ Profit Sharing Plan of the Adviser owned 537,834.275 shares.

7.    Other Information

On June 30, 2009, three entities, Charles Schwab & Co. Inc., National Financial Services Corp., and State Street Bank & Trust, Co., held of record in omnibus accounts approximately 75% of the outstanding shares of the Fund on behalf of numerous individual investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 20, 2009, the date the financial statements were available to be issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31,
		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.76	$35.68	$39.19	$36.63	$36.71	$33.51

Investment Operations
Net investment income	0.15 (a)	0.25 (a)	0.20 (a)	0.21 (a)	0.07 (a)	0.10
Net realized and unrealized gain (loss) on investments	1.44	(12.91)	0.83	5.86	2.43	5.05

Total from Investment Operations	1.59	(12.66)	1.03	6.07	2.50	5.15

Distributions from
Net investment income	(0.15)	(0.26)	(0.21)	(0.21)	(0.07)	(0.10)
Net realized gains	—	—	(4.33)	(3.30)	(2.51)	(1.85)

Total Distributions	(0.15)	(0.26)	(4.54)	(3.51)	(2.58)	(1.95)

Net Asset Value, End of Period	$24.20	$22.76	$35.68	$39.19	$36.63	$36.71

Total Return(b)	6.99%	(35.60)%	2.58%	16.56%	6.81%	15.37%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$1,778,398	$1,624,674	$2,730,928	$2,876,335	$2,268,234	$1,698,232
Ratios to Average Net Assets:(c)
Expenses (net of reimbursement)	0.93%	0.92%	0.92%	0.92%	0.98%	0.98%
Expenses (gross)(d)	0.93%	0.92%	0.92%	0.92%	0.99%	0.99%
Net Investment Income	1.38%	0.80%	0.50%	0.54%	0.20%	0.33%
Portfolio Turnover Rate(b)	51%	111%	84%	66%	62%	50%

(a)	Calculated using the average shares outstanding for the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects expense ratio in the absence of expense waiver and reimbursement.

SOUND SHORE FUND, INC.

OTHER INFORMATION

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*
Actual Return	$1,000.00	$1,069.90	$4.77
Hypothetical Return	$1,000.00	$1,020.18	$4.66

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

SOUND SHORE FUND, INC.

OTHER INFORMATION (Concluded)

Advisory Agreement Approval

At the January 29, 2009 meeting of the Fund’s Board, the Board, including the Independent Directors, considered the renewal of the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”).

The Independent Directors met separately with Fund Counsel and reviewed the written materials provided to them, which included the terms of the advisory agreement, the long-, mid- and short-term performance of the Fund as measured against relevant benchmarks, revenue received by the Adviser from the Fund, and the costs incurred by the Adviser in connection with the services it renders to the Fund. The materials also included comparative analyses of advisory, administration, transfer agency, fund accounting and total expenses borne by the Fund to those mutual funds included in the Comparison Group, a group consisting of 71 U.S. diversified equity funds reporting no sales loads, no 12b-1 fees and assets of $1 billion to $3 billion, as well as an analysis of the Adviser’s fees as compared with 15 funds in the Comparison Group that were part of fund families with 10 or fewer funds.

The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, including the Fund’s long-term performance record, (2) the reputation of the Adviser, and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Independent Directors also took note of the fact that Sound Shore ranked 27 out of the top 100 funds from a universe of more than 5,000 mutual funds based on their 21 year cumulative returns by Smart Money in its February, 2009 edition. The Independent Directors took into account the fact that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser had additional responsibilities in connection with its services to the Fund, including compliance with the 1940 Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of Fund assets. While the Independent Directors did not identify any single factor as controlling, after considering all factors, they, and then the full Board, voted to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Fund (Company Name).

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Fund (Company Name).

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s website at http://www.sec.gov under the name of the Fund (Company Name). It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-SAR-0609

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Semi-Annual Report

(Unaudited)

JUNE 30, 2009

Item 2.	Code of Ethics.

Not applicable

Item 3.	Audit Committee Financial Expert.

Not applicable

Item 4.	Principal Accountant Fees and Services.

Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of report to stockholders under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Sound Shore Fund, Inc.

By (Signature and Title)	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date:	August 20, 2009

By (Signature and Title)	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date:	August 20, 2009